SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 13, 2003
                                 Date of Report
                        (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     0-12870                 23-2288763
    (State or other                   (Commission           (I.R.S. Employer
     jurisdiction of                  File Number)           Identification No.)
     incorporation)



                9, North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)


                         (Former name or former address,
                         if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 13, 2003, the First Chester County Corporation (the "Company") issued a press release announcing the election of John A. Featherman, III, as the new Chairman of the Board and Chief Executive Officer of the Corporation and the Bank, and Kevin C. Quinn as President of the Corporation and the Bank. Quinn was also elected to the Boards of Directors of the Corporation and the Bank. A copy of the Company's press release announcing this event is furnished as
Exhibit 99 to this Current Report on Form 8-K.

Mr. Featherman has been a director of the Coporation and the Bank since 1985 and is a senior partner of the law firm of MacElree Harvey, Ltd. Mr. Quinn has been the Chief Operating Officer of the Bank since 2002 and served the Bank and the Corporation in other official capacities since 1986.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

-------------------- -----------------------------------------------------------
    Exhibit No.                   Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
        99           Press release, dated November 13, 2003.

-------------------- -----------------------------------------------------------

ITEM 9. REGULATION FD DISCLOSURE

First Chester County Corporation (the "Company") issued a press release announcing the election of John A. Featherman, III, as the new Chairman of the Board and Chief Executive Officer of the Corporation and the Bank, and Kevin C. Quinn as President of the Corporation and the Bank. Quinn was also elected to the Boards of Directors of the Corporation and the Bank. The Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein. The information in this Item 9 and Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 13, 2003                     FIRST CHESTER COUNTY CORPORATION

                                                By: ___________________________
                                                    Name:  Kevin Quinn
                                                    Title: President

                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
    Exhibit No.                        Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
        99           Press release, dated November 13, 2003.

-------------------- -----------------------------------------------------------

                                   EXHIBIT 99

Press Release
Contact:


Press Release
Contact:

John C. Stoddart
Shareholder Relations Officer
First Chester County Corporation
484-881-4106
john.stoddart@fnbchestercounty.com

                            Featherman, Quinn Elected
                           to Lead First National Bank

                 John A. Featherman, III Named Chairman and CEO
                Kevin C. Quinn Named President, Elected to Board
                     Board affirms independence for the bank


     (West Chester, PA.)-- The Board of Directors of the First Chester County Corporation, parent company of First National Bank of Chester County, this morning elected respected local attorney John A. Featherman, III, as the new Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and Kevin C. Quinn as President of the Corporation and the Bank. Quinn was also elected to the Boards of Directors of the Corporation and the Bank.

     Completing its new five-person management team for both the Corporation and the Bank, the Board of Directors elected David L. Peirce of West Chester as First Vice Chairman, former West Chester Mayor Clifford E. DeBaptiste as Second Vice Chairman and John B. Waldron of the Arthur B. Hall Insurance Group as Secretary.

     The Board passed two additional resolutions in its meeting. The first honored Charles E. Swope for his more than three decades of leadership to the Bank. The second resolution unanimously affirmed the Bank's commitment to remain independent.

     "The First National Bank of Chester County has a long and proud history of independence, leadership and service - both to our customers and to our community," said Featherman, a senior partner in the prestigious Chester County law firm of MacElree Harvey Ltd. "The Bank has a 140-year record of independence and we will continue to be independent in the future. I'm honored to have the opportunity to lead this excellent organization - and to be working with Kevin Quinn. I think we will make an outstanding team."

     Featherman, former President of the Chester County Bar Association and former Chairman of the Chester County Community Foundation, is active in many community organizations. He was a key organizer in the West Chester 200th anniversary celebration. Featherman is also a member of the Board of the Chester County Chamber of Business & Industry.

     Upon graduation from Penn State with a degree in Business Administration in 1960, Featherman worked with a firm in industrial sales. He then served in the United States Navy before graduating from Vanderbilt Law School. He also earned an LL.M. in taxation from New York University.

     Featherman resides in East Bradford Township with his wife, Wiggie. They have three grown children, Audrey, John and Michael. Featherman and his wife are co-chairs of the Friends of the Chester County Hospital Cardiac Care Center and are leaders of the committee supporting the Performing Arts Center of West Chester University and the 10th anniversary celebration of the Chester County Community Foundation.

     Quinn was Chief Operating Officer of the Bank before Saturday's death of Dr. Charles E. Swope, who directed the Bank for more than 30 years.

     "The Board of Directors was unanimous in the selection of Kevin to lead the Bank," said Featherman. "Kevin is a banking professional with the experience and background needed to continue the growth of First National Bank of Chester County. His proven leadership skills will be immensely valuable as the Bank continues the tradition of top-notch service to our customers and profitability for our shareholders."

     Quinn has more than 25 years of banking and financial management experience. He joined First National Bank of Chester County in 1983 and has held several senior posts since then. In 1990, Quinn was promoted to Senior Vice President and managed the bank's Trust and Investment Services Division. In 1997, Quinn was promoted to Executive Vice President. In 2002, he was promoted to Chief Operating Officer. Since then, Quinn has been responsible for the day-to-day operations of the bank.

     "We remain 100% committed to the values that have made us one of Chester County's most trusted financial institutions," Quinn said.

     Quinn's community activities include serving as a Director of the Chester County Chamber of Business and Industry, Director of the Chester County Bar Foundation, President of Bishop Shanahan High School Advisory Board, Executive Board Member of the Chester County Council Boy Scouts of America, Trustee of Community Volunteers in Medicine and Director of Chester County Flag Foundation. He is also a member and past president of the Rotary Club of West Chester and past chairman of the Pennsylvania Bankers Association, Group 2. In addition Quinn is on the Leadership Committee for the campaign supporting the School of Music and Performing Arts Center for West Chester University.

     Quinn received his M.B.A. and B.S. from St. Joseph's University and lives in West Goshen with his wife Barbara and their three children, Kevin, Christopher and Molly.

     First Chester County Corporation and its wholly-owned subsidiary, First National Bank of Chester County, offer traditional banking services including consumer and business loans as well as investment management, trust cash management, retirement planning and insurance services. These services are offered through 17 branch offices located in Chester and Delaware Counties in Pennsylvania as well as online at www.fnbchestercounty.com.